Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Related Party Transactions [Abstract]
Related Party Transactions
NOTE 16 — Related Party Transactions
In June 2021, one of Leafly’s significant investors, Brendan Kennedy, purchased a convertible promissory note totaling $1,000. The note was issued as part of the existing series of 2021 Notes (see Note 11) and was subject to the same interest rate, maturity, and conversion terms. This note converted to shares of Leafly common stock upon closing of the Business Combination in February 2022, along with the other 2021 Notes.

NOTE 13 — Related Party Transactions
Officer Note
In March 2019, the Company issued a recourse promissory note (the “Officer Note”) in the amount of $1,024 to John T. Leslie, who was an officer of the Company. The Officer Note bore interest at 2.55%, compounded annually, and was secured by 1,330 shares of common stock.
Although this Officer Note was recourse to the individual, it was accounted for as nonrecourse since the recourse provision was not substantive. Accordingly, we accounted for the combination of the promissory note and restricted stock as a grant of an option, as the substance was similar to the grant of an option. The exercise price of this stock option was the principal and interest due on the promissory note. The fair value of the stock option was recognized over the requisite service period (not the term of the promissory note) through a charge to compensation cost. The maturity date of the Officer Note reflected the legal term of the stock option for purposes of valuing the award.
In August 2020, in connection with Mr. Leslie’s separation, the Company cancelled the Officer Note and associated accrued interest in exchange for the repurchase of 1,505 unvested shares and 424 vested shares, with an original exercise price of $0.77, at a price of $0.55 per share.

Privateer Holdings and Privateer Management
Leafly was a wholly owned subsidiary of Privateer Holdings, Inc. until February 14, 2019, when Privateer Holdings effected a capital restructuring of Leafly and distributed its ownership in Leafly to its stockholders. In 2019, Leafly entered into a Corporate Services Agreement, as amended, with Ten Eleven Management LLC dba Privateer Management. Two individuals on Leafly’s board of directors as of December 31, 2021, Michael Blue and Christian Groh, are officers of Privateer Management, which has therefore been identified as a related party. Privateer Management provided managerial services, support services, administrative services, at times paid for employee health benefit and other expenses on behalf of the Company, and at times the Company paid for employee health and benefit expenses on behalf of Privateer Holdings, through March 31, 2021. During the years ended December 31, 2021 and 2020, the Company recorded $0 and $1,205, respectively, for these expenses within general and administrative expenses in the Consolidated Statements of Operations. As of December 31, 2021 and 2020, the Company reported receivables of $0 and $263, respectively for employee health and benefits paid on behalf of Privateer Holdings. As of December 31, 2021 and 2020, the Company owed $0 and $580, respectively, to Privateer Management for corporate services and expenses paid on its behalf in 2020 and prior.
Other
One of Leafly’s significant investors, Brendan Kennedy, is a member of the board of directors of Tilray, Inc., which is the parent company of High Park Holdings Ltd., a customer of Leafly, and has therefore been identified as a related party. During years ended December 31, 2021 and 2020, the Company recorded approximately $142 and $239, respectively, of revenue earned from contracts with this customer.
In June 2021, Mr. Kennedy purchased a convertible promissory note totaling $1,000. The note was issued as part of the existing series of 2021 Notes (see Note 10) and is subject to the same interest rate, maturity, and conversion terms.